Discretionary managed futures strategy FUND

CLASS N shares: FUTEX

a series of Northern Lights Fund Trust III (the “Trust”)

Supplement dated June 27, 2016

to the Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2015,

and as amended on January 22, 2016.

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Milne, LLC d/b/a JKMilne Asset Management (“JKMilne”), the investment sub-adviser to the Discretionary Managed Futures Strategy Fund (the “Fund”), provided notice to Triumph Alternatives, LLC (the “Adviser) of its intention to terminate the sub-advisory agreement and resign as sub-adviser to the Fund effective August 6, 2016. John K. Milne, also provided notice that he will be resigning as the Adviser’s Chief Investment Officer and the Fund’s portfolio manager effective as of July 6, 2016.

Accordingly, as of July 6, 2016 all references in the Fund’s Prospectus and SAI to Mr. Milne’s roles as the Adviser’s Chief Investment Officer and as the Fund’s portfolio manager, will be deleted and as of August 6, 2016, all references in the Fund’s Prospectus and SAI to JKMilne will be deleted. Further, all references to Deborah Wingerson and Brian Borneman, JKMline’s other portfolio managers, will be deleted as of the same date.

The Board of Trustees of the Trust (the “Board”) will consider alternatives regarding the Fund’s future at a meeting of the Board occurring in August 2016.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated July 29, 2015. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-985-9750.

Please retain this Supplement for future reference.